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                                                                   EXHIBIT 10(J)


                               NINTH AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT, dated as of October 8, 1999, is by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), ELLETT BROTHERS, NC. ("Ellett"), LEISURE SPORTS MARKETING, INC. ("Leisure"), EVANS SPORTS, INC., ("Evans"), SAFESPORT MANUFACTURING COMPANY ("Safesport"), VINTAGE EDITIONS, INC. ("Vintage") and ARCHERY CENTER INTERNATIONAL, INC. ("Archery") (hereinafter Ellett, Leisure, Evans, Safesport:, Vintage and Archery may be referred to collectively as the "Borrower").

RECITAL

A. The Lender, Ellett, Leisure, Evans, Safesport and Vintage have entered into that certain Financing and Security Agreement, dated June 10, 1994, as amended (the "Financing Agreement").

B. The Borrower and the Lender have agreed to amend the Financing Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

         1.       The Financing Agreement is hereby amended as follows:

                  (a) The introductory paragraph of the Financing Agreement is amended in its entirety so that such paragraph now reads as follows:

                           AGREEMENT made June 10, 1994, as amended, by and
                  between ELLETT BROTHERS, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Ellett"), EVANS SPORTS, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Evans"), LEISURE SPORTS MARKETING, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Leisure"), SAFESPORT MANUFACTURING COMPANY, a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Safesport"), VINTAGE EDITIONS, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Vintage") and ARCHERY CENTER INTERNATIONAL, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Archery") (herein Ellett, Evans, Leisure, Safesport, Vintage and Archery are collectively referred to as "Borrower") and FIRST UNION COMMERCIAL CORPORATION ("Lender") with its principal place of business at Charlotte, North Carolina.


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                  (b)      Section 17 is amended by adding the following
         location to the list of locations contained therein:



                           15610 South Telegraph Road
                           Monroe, Michigan 48161

         2. Ellett, Leisure, Evans, Safesport, Vintage and Archery agree that (a) Archery is included within the term "Borrower" for all purposes in the Financing Agreement, (b) are jointly and severally obligated to repay the Obligations (as defined in the Financing Agreement), (c) the Obligations (as defined in the Financing Agreement) include all obligations, liabilities and indebtedness of each of Ellett, Leisure, Evans, Safesport, Vintage and Archery to the Lender and (d) Ellett, Leisure, Evans, Safesport, Vintage and Archery have each granted the Lender a security interest in all of their respective Receivables (as defined in the Financing Agreement), Inventory (as defined in the Financing Agreement) and Collateral (as defined in the Financing Agreement) to secure the Obligations.

         3. This Ninth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Ninth Amendment to produce or account for more than one counterpart.

         4. Ellett, Leisure, Evans, Safesport, Vintage and Archery will each execute such additional documents as are reasonably requested by the Lender to reflect the terms and conditions of this Ninth Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Lender. In addition, Ellett, Leisure, Evans, Safesport, Vintage and Archery will pay all costs and expenses in connection with the preparation, execution and delivery of the documents executed in connection with this transaction, including, without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender as well as any and all filing and recording fees and stamp and other taxes with respect thereto and to save the Lender harmless from any and all such costs, expenses and liabilities.

         5. THIS NINTH AMENDMENT AND THE OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH (UNLESS SPECIFICALLY STIPULATED TO THE CONTRARY IN SUCH DOCUMENT OR AGREEMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


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    IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.

                                           ELLETT BROTHERS, INC.

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           EVANS SPORTS, INC., a South
                                           Carolina corporation

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           LEISURE SPORTS MARKETING, INC., a
                                           South Carolina corporation

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           SAFESPORT MANUFACTURING COMPANY, a
                                           South Carolina corporation

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           VINTAGE EDITIONS, INC., a
                                           South Carolina corporation

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           ARCHERY CENTER INTERNATIONAL, INC., a
                                           South Carolina corporation

                                           By:   /s/ George S. Loney        CFO
                                               ---------------------------------
                                                  (Title)

                                           FIRST UNION COMMERCIAL CORPORATION

                                           By:   /s/Bruce K. Rhodes,    VP
                                               -----------------------------
                                                      (Title)


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